Exhibit 99.2

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Second Quarter 2007

Financial Teleconference

August 9, 2007

EDISON INTERNATIONAL®

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Forward-Looking Statements

Statements contained in this presentation about future performance, including, without limitation, earnings, asset and rate base growth, load growth, capital investments, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. Important factors that could cause different results are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s 2006 Form 10-K and subsequent reports filed with the Securities and Exchange Commission and are available on our website: www.edison.com. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances.

EDISON INTERNATIONAL®

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Use of Non-GAAP Financial Measures

Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. Edison International’s management uses core earnings, which exclude earnings from discontinued operations and other non-core items, internally for financial planning and for analysis of performance. Edison International also uses core earnings as the primary performance measurement when communicating with analysts and investors regarding its earnings results and outlook, as it allows them to more accurately compare the company’s ongoing performance across periods. A reconciliation of Non-GAAP information to GAAP information is included either on the slide where the information appears or on another slide referenced in the presentation.

EDISON INTERNATIONAL®

Second Quarter Highlights

Core earnings1 $0.73 per share up 33%; reported earnings of $0.29 per share impacted by non-core items

Results for Southern California Edison (SCE) on plan

Strong operating performance for Edison Mission Group (EMG)

Core earnings2 guidance increased from $3.05 - $3.45 to $3.24 - $3.59 per share on a higher outlook for EMG

SCE Update

Submitted regulatory filings for $1.8 billion Tehachapi transmission project (June) and $1.3 billion in capital investment for Edison SmartConnectTM (July)

Tendered 2009 General Rate Case notice of intent (July) with final application to be filed in November – consistent with 12%+ 2007-2011 rate base growth

DPV2 transmission project denied by Arizona Corporation Commission (ACC); SCE is evaluating its options on how best to advance the project

EMG Update

Strong operating performance and strengthening capacity market

Placed into service the largest wind project to date, Wildorado (161 MW), located in Texas

Additional wind projects placed into construction, turbine commitments increased, and development pipeline expanded

1 See slide 5 for reconciliation of core earnings to reported earnings.

2 See slide 12 for reconciliation of core earnings guidance to total earnings guidance.

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Second Quarter Earnings Summary

GAAP

Net Income

($ millions)

$93

2Q 07

$177

2Q 06

Basic EPS

$0.29

2Q 07

$0.54

2Q 06

Core1

Net Income

($ millions)

$239

2Q 07

$180

2Q 06

EPS

$0.73

2Q 07

$0.55

2Q 06

1	See slide 5 for reconciliation of core earnings to reported earnings. Core earnings is defined as GAAP earnings less income from discontinued operations and other non-core items.

EDISON INTERNATIONAL®

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Second Quarter Financial Results

Reconciliation of Core Earnings to Reported Earnings

Core Earnings	2Q 07	2Q 06	Var.
SCE	$0.44	$0.47	$(0.03)
EMG	0.30	0.10	0.20
EIX Holding Co.	(0.01)	(0.02)	0.01

Core EPS	$	0.73	$	0.55	$	0.18
Non-Core Items
SCE		$—		$0.25		$(0.25)
EMG		(0.44)		(0.26)		(0.18)
Total Non-Core		$(0.44)		$(0.01)		$(0.43)
Basic EPS		$0.29		$0.54		$(0.25)
Diluted EPS		$0.28		$0.54		$(0.26)

Core Earnings Variances
SCE
Primarily due to the catch-up adjustment upon receipt of the 2006 GRC decision in May of last year, partially offset by the favorable resolution of an outstanding state income tax issue	-0.03
EMG
Midwest Generation
Primarily higher energy margin, driven by higher generation and higher average realized prices, and lower net interest expense, partially offset by higher planned maintenance costs	+0.12
Homer City
Higher energy margin, driven by higher generation and higher	–
average realized prices, offset by higher planned maintenance costs in 2007 and estimated insurance recovery in 2006 related to Unit 3 outage
Edison Capital
Gains on global infrastructure fund investments, lower taxes	+0.07
and other
Other	+0.01

Non-Core Variances

SCE 2006 includes the resolution of an outstanding issue involving a portion of revenue collected during 2001-2003 related to state income taxes.	-0.25

EMG Results include per share charges of $0.45 and $0.27 for early debt extinguishment in 2Q 07 and 2Q 06, respectively,and $0.01 from discontinued operations in both periods.	-0.18

EDISON INTERNATIONAL®

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Year-to-Date Earnings Summary

GAAP

Net Income

($ millions)

$426

YTD 07

$435

YTD 06

Basic EPS

$1.29

YTD 07

$1.32

YTD 06

Core1

Net Income EPS

($ millions)

$538

YTD 07

$364

YTD 06

$1.63

YTD 07

$1.10

YTD 06

1	See slide 7 for reconciliation of core earnings to reported earnings. Core earnings is defined as GAAP earnings less income from discontinued operations and other non-core items.

Year-to-Date Financial Results

Reconciliation of Core Earnings to Reported Earnings

Core Earnings	YTD 07	YTD 06	Var.
SCE	$0.90	$0.84	$0.06
EMG	0.78	0.32	0.46
EIX Holding Co.	(0.05)	(0.06)	0.01
Core EPS	$1.63	$1.10	$0.53
Non-Core Items
SCE	$0.10	$0.25	$(0.15)
EMG	(0.44)	(0.03)	(0.41)
Total Non-Core	$(0.34)	$0.22	$(0.56)
Basic EPS	$1.29	$1.32	$(0.03)
Dilulted EPS	$1.29	$1.32	$(0.03)

Core Earnings Variances
SCE
Mainly due to higher revenue associated with the GRC decision and lower taxes from the favorable resolution of an outstanding state income tax issue	+0.06
EMG
Midwest Generation	+0.25
Primarily higher energy margin, driven by higher generation and higher average realized prices, and lower net interest expense, partially offset by higher planned maintenance costs
Homer City	+0.13

Primarily higher energy margin, driven by higher generation and higher average realized prices, partially offset by higher planned maintenance costs in 2007 and estimated insurance recovery in 2006 related to Unit 3 outage

Edison Capital	+0.08
Predominantly gains on global infrastructure fund investments
Non-Core Variances
SCE YTD 07 $ 0.10 reflecting progress made with the IRS related to the income tax treatment of certain environmental remediation costs; YTD 06 $ 0.25 related to the resolution of an outstanding issue involving a portion of revenue collected during 2001-2003 related to state income taxes	-0.15
EMG YTD 07 and YTD 06 include ($0.45) and ($0.27) per share for early debt extinguishment charges, and $0.01 and $ 0.24 per share primarily from proceeds from discontinued operations related to Lakeland, respectively.	-0.41

Midwest Generation – Operating Performance

YTD 2007 vs. YTD 2006

• Generation up about 16%

• Capacity and Load Factors increased on higher off-peak sales

• Availability and Forced Outage Rates in line with plan

Operating Statistics	YTD 2007	YTD 2006
Total Generation (GWh)	14,756	12,738
Equivalent Availability	74.7%	76.4%
Capacity Factor	60.5%	52.3%
Load Factor	81.1%	68.4%
Forced Outage Rate	6.0%	5.0%

All-in average realized price increased by about $6 per MWh YTD compared to the same period last year

All-in Average Realized Prices1

	$60
			$53.53		$52.81
		$47.93		$46.85
	$40
			$39.71		$39.68
		$34.51		$33.71
$/MWh
	$20
		$13.42	$13.82	$13.14	$13.13
	$0
		2Q 06	2Q 07	YTD 06	YTD 07

Average realized gross margin ($/MWh)2 Average fuel and emission costs ($/MWh)

1 Includes the price of energy, capacity, ancillary services, etc.

2 Average realized gross margin is equal to all-in average realized prices less average fuel and emission costs.

Homer City – Operating Performance

YTD 2007 vs. YTD 2006

• Generation up about 20%

• 2006 Availability and Forced Outage Rates impacted by the Unit 3 transformer failure

• 2007 operating performance in line with plan

Operating Statistics	YTD 2007	YTD 2006
Total Generation (GWh)	6,453	5,387
Equivalent Availability	85.0%	73.1%
Capacity Factor	78.7%	65.7%
Load Factor	92.6%	89.9%
Forced Outage Rate	3.9%	22.8%

All-in average realized price increased by over $8 per MWh YTD compared to the same period last year

All-in average Realized Prices1

	$60		$56.44		$58.14
		$48.61		$49.55
	$40		$34.82		$36.42
		$24.48		$25.52

$/MWh
	$20
		$24.13	$21.62	$24.03	$21.72
	$0
		2Q 06	2Q 07	YTD06	YTD07

Average realized gross margin ($/MWh)2 Average fuel and emission costs ($/MWh)

1 Includes the price of energy, capacity, ancillary services, etc.

2 Average realized gross margin is equal to all-in average realized prices less average fuel and emission costs.

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EMG Hedge Program Status

Status at June 30, 2007	Remainder
	of
	2007	2008	2009
Midwest Generation
Energy Only Contracts
Megawatt hours (in GWh)	8,250	10,838	2,048
Average Price ($/MWh)	$48.07	$61.38	$60.00
Load Requirement Services Contracts
Estimated GWh1	4,072	5,613	1,632
Average price ($/MWh) 2	$64.35	$64.01	$63.65
Total estimated GWh	12,322	16,451	3,680
Coal under contract (in millions of tons)	9.2	14.6	11.7
Homer City
Megawatt hours (in GWh)	3,820	7,232	2,048
Average price ($/MWh)	$64.24	$60.86	$71.05
Coal under contract (in millions of tons)	2.7	4.3	3.5
1

The amount of power sold is a portion of the retail load of the purchasing utility and can vary significantly with variations in that retail load. Retail load depends upon a number of factors, including the time of day and year, and the utility’s number of new and continuing customers. Estimated MWh have been forecast based on historical patterns and on assumptions regarding the factors that may affect retail loads in the future. The actual load will vary from that used for the above estimate, and the amount of variation may be material.

2

The average price per MWh, which is subject to a seasonal price adjustment, represents the sale of a bundled product that includes, but is not limited to, energy, capacity and ancillary services. Also, Midwest Generation will incur charges from PJM as a load-serving entity. Thus, the average price per MWh is not comparable to the sale of power under an energy only contract. The average price per MWh represents the sale of the bundled product based on an estimated customer load profile.

EDISON INTERNATIONAL®

EMG Capacity Sales

Status at July 27, 2007	July 1, 2007 - May 31, 2008		June 1, 2008 - May 31, 2009
Megawatts except price per MW-day	Midwest Generation	Homer City	Midwest Generation	Homer City
INSTALLED CAPACITY	5,918	1,884	5,918	1,884
Less: Net capacity held due to load requirements services contracts1, and retained for outages	(2,793)	(228)	(1,755)	(183)
NET CAPACITY AVAILABLE FOR SALE	3,125	1,656	4,163	1,701
Fixed Price Capacity Sales
• RPM Auction Process
– Net Capacity Sold	2,625	786	3,283	820
– Price per MW-day	$40.80	$40.80	$111.92	$111.92
• Non-unit Specific Capacity Sales
– Net Capacity Sold	500	—	880	—
– Price per MW-day	$21.29	$—	$64.35	$—
Variable Capacity Sales
• Third Party Transaction
– Capacity	—	870	—	881
– Price per MW-day 2	$—	$69.39	$—	$72.56
TOTAL CAPACITY SOLD	3,125	1,656	4,163	1,701
AVERAGE PRICE PER MW-DAY	$37.68	$55.82	$101.86	$91.53

1 Load requirements services contracts include energy, capacity and ancillary services.

2 Actual contract price for Homer City sale is a function of NYISO capacity auction clearing prices. Capacity price per MW-day is based on forward over-the-counter NYISO prices at July 27, 2007.

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Earnings Guidance

Reconciliation of Core Earnings Guidance to Total Earnings Guidance

	2007 Guidance	2007 Guidance
			Effective		Updated
			05/09/07		08/09/07
Core EPS
Southern California Edison		$1.97 - $		2.07		$1.97 - $		2.07
Edison Mission Group			1.21 -	1.51			1.40 -	1.65
EIX Holding Company			(0.13)				(0.13)
Core		$3.05 - $		3.45		$3.24 - $		3.59
Non-Core Item1
Southern California Edison			0.10				0.10
Edison Mission Group			(0.45)				(0.44)
Total Non-Core Items			(0.35)				(0.34)
Total		$2.70 - $		3.10		$2.90 - $		3.25
1	2007 non-core items reflect refinancing costs of ($0.45) for EMG and a tax benefit of $0.10 for SCE. The 2007 guidance effective 08/09/07 also reflects $0.01 from discontinued operations.

EDISON INTERNATIONAL®

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Appendix

EDISON INTERNATIONAL®

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EMG Comparative Operating Statistics

	Q2 07	Q2 06		Var.	%	YTD 07	YTD 06		Var.	%
Midwest Generation
Generation (in GWh)
Energy Only contracts	4,445	5,493				11,143	12,738
Load Requirement Services Contracts	1,681	—				3,613	—
Total	6,126	5,493		633	12%	14,756	12,738		2,018	16%
Performance
Equivalent Availability Rate (EAF)	61.5%	66.0%		(4.5)%		74.7%	76.4%		(1.7)%
Forced Outage Rate (EFOR)	6.0%	7.7%		(1.7)%		6.0%	5.0%		1.0%
Pricing Information
Average Realized Energy Price ($/MWh)
Energy Only Contracts	$49.04	$46.70		$2.34	5.00%	$49.06	$45.85		$3.21	7%
Load Requirement Services Contracts	$62.58	$—	$			$62.21	$—	$
Average Cost of Fuel ($/MWh)	$13.82	$13.42		$0.40	3%	$13.13	$13.14		$(0.01)	— %
Flat Energy Price-Nihub ($/MWh)	$44.39	$39.31		$5.08	13%	$44.60	$40.89		$3.71	9%
Homer City
Generation (in GWh)	3,160	2,866		294	10%	6,453	5,387		1,066	20%
Performance
Equivalent Availability Rate (EAF)	83.5%	74.3%		9.2%		85.0%	73.1%		11.9%
Forced Outage Rate (EFOR)	1.8%	19.9%		(18.1)%		3.9%	22.8%		(18.9)%
Pricing Information
Average Realized Energy Price ($/MWh)	$54.32	$47.38		$6.94	15%	$56.13	$48.41		$7.72	16%
Average Cost of Fuel ($/MWh)	$21.62	$24.13		$(2.51)	(10)%	$21.72	$24.03		$(2.31)	(10)%
Flat Energy Price-PJM West Hub ($/MWh)	$57.61	$48.08		$9.53	20%	$58.73	$52.25		$6.48	12%
Flat Energy Price-HC Busbar ($/MWh)	$48.81	$44.00		$4.81	11%	$51.00	$47.24		$3.76	8%
Flat Energy Price-Basis	$8.80	$4.08		$4.72		$7.73	$5.01		$2.72
(PJM West Hub less HC Busbar)

EDISON INTERNATIONAL®

EDISON INTERNATIONAL® 15

EMG Wind Projects and Pipeline

~3,100 MW development pipeline in 16 states

Oklahoma

Construction 95 MW

Pipeline 300 MW

Texas

In-Service 161 MW

Pipeline 630 MW

New Mexico

In-Service 90 MW

Pipeline 60 MW

MW

In-Service 471

Construction 293

Development Pipeline 3,103

Turbines (not shown) 1,414

EMG Wind Portfolio1

Nebraska

Pipeline 100 MW

Wyoming

Construction 61 MW

Pipeline 80 MW

Utah

Pipeline 90 MW

Nevada

Pipeline 315 MW

Iowa

In-Service 145 MW

Pipeline 200 MW

Wisconsin

Pipeline 100 MW

Illinois

Pipeline 390 MW

New York

Pipeline 130 MW

Maine

Pipeline 54 MW

Maryland

Pipeline 80 MW

West Virginia

Pipeline 345 MW

Minnesota

In-Service 75 MW

Construction 70 MW

Pipeline 169 MW Pennsylvania

Construction 67 MW

Pipeline 60 MW

1 Data as of June 30, 2007; turbines purchased or committed to support development pipeline.

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EMG Liquidity Profile

Available Liquidity

Sources (in millions)	12/31/06	6/30/07
EME Revolver	$473	$522
MWG Revolver	495	467
Cash & Short term investments1	2,181	1,321
	$3,149	$2,310

$1.1 billion of credit facilities between MWG and EME

1	Excludes $73 million and $192 million of cash collateral held by counterparties at 12/31/06 and 6/30/07, respectively.

EDISON INTERNATIONAL®